                                                 SCHEDULE 14A
                                                (RULE 14a-101)

                                   INFORMATION REQUIRED IN PROXY STATEMENT

                                           SCHEDULE 14A INFORMATION
                               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                                       SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12

                                          THE FIRST BANCSHARES, INC.
              ----------------------------------------------------------------------------------
                               (Name of Registrant as Specified In Its Charter)

              ----------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
               0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                                             The First Bancshares, Inc.
                                      Notice of Annual Meeting of Shareholders
                                             to be held on May 24, 2007

Dear Fellow Shareholder:

         We cordially invite you to attend the 2007 Annual Meeting of Shareholders of The First Bancshares,
Inc., the holding company for The First,  A National Banking Association.  At the meeting, we will report on our performance in 2006 and answer your questions.  We are excited about our accomplishments in 2006 and look forward to discussing both our accomplishments and our plans with you.  We hope that you can attend the meeting and look forward to seeing you there.

         This letter serves as your official notice that we will hold the meeting on Thursday, May 24, 2007, at 5:00 p.m. at our main office located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402 for the
following purposes:

1.       To elect six (6)  members to the Board of Directors

2.       To vote on approval of the appointment of  T.E. Lott & Company as the Independent Public
         Accountants for the Company

3.       To approve The First Bancshares, Inc. 2007 Stock Incentive Plan

4.       To transact any other business that may properly come before the meeting or any adjournment of the meeting

         Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting.

         Shareholders owning our common stock at the close of business on March 30, 2007, are entitled to attend and vote at the meeting.  A complete list of these shareholders will be available at the company's offices prior to the meeting.

         Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting.  Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

                                                              By Order of the Board of Directors,

                                                               /s/ David E. Johnson

                                                              David E. Johnson
                                                              Chairman and Chief Executive Officer

Dated and Mailed on or about April 12, 2007
Hattiesburg, Mississippi

                                                        1

                                             The First Bancshares, Inc.
                                              6480 U.S. Highway 98 West
                                           Hattiesburg, Mississippi 39402

                                        Proxy Statement for Annual Meeting of
                                       Shareholders to be Held on May 24, 2007

                                                    INTRODUCTION

Date, Time, and Place of Meeting

The Annual Meeting of Shareholders of The First Bancshares, Inc. (the “Company”) will be held at the main office of the Company located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi, on Thursday, May 24, 2007, at 5:00 p.m., local time, or any adjournment(s) thereof (the “Meeting”), for the purpose of considering and voting upon the matters set out in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement is furnished to the shareholders of the Company in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting.

The mailing address of the principal executive office of the Company is Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549.

The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is April 12, 2007.

Record Date; Voting Rights; Vote Required

The record date for determining holders of outstanding stock of the Company entitled to notice of and to vote at the Meeting is March 30, 2007 (the “Record Date”). Only holders of the Company’s common stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 2,983,045 shares of the Company’s common stock issued and outstanding, each of which is entitled to one vote.

In the election of directors, the six (6) nominees for director receiving a plurality of the votes cast at the Meeting, in person or by proxy, shall be elected. This means the six (6) nominees receiving the highest number of votes will be elected. Any other matters that properly come before the Meeting will be decided by a majority of votes cast, unless a different vote is required by law, the Articles of Incorporation, or the Bylaws. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

Proxies

Shares of common stock represented by properly executed proxies, unless previously revoked, will be voted at the Meeting in accordance with the directions therein. If no direction is specified, such shares will be voted FOR each nominee listed below under “Election of Directors” and in the discretion of the person named in the proxy with respect to any other business that may come before the Meeting. We are not aware of any other matter to be considered at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders.

A proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A proxy shall be suspended if the shareholder is present and elects to vote in person.

MANAGEMENT PROPOSALS

PROPOSAL 1 — ELECTION OF DIRECTORS

Membership on the Board of Directors

The Board of Directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the Board members expire at each annual meeting. The current terms of the Class III directors will expire at the Meeting. The terms of the Class I directors will expire at the 2008 Annual Shareholders’ Meeting. The terms of the Class II directors will expire at the 2009 Annual Shareholders’ Meeting. Our directors and their classes are:

                Class I                                Class II                             Class III
                -------                                --------                             ---------
            Perry E. Parker                        David E. Johnson                   David W. Bomboy, M.D.
             Ted E. Parker                      Michael W. Chancellor                    E. Ricky Gibson
           Dennis L. Pierce                      Andrew D. Stetelman                     Fred A. McMurry
         J. Douglas Seidenburg                     Ralph T. Simmons                  M. Ray (Hoppy) Cole, Jr.
              A. L. Smith                        Charles R. Lightsey                  Gerald Claiborne Patch
          Gregory H. Mitchell                                                         Peeler G. Lacey, M.D.

Nominees for Class III Director

At the Meeting, shareholders will elect six (6) nominees as Class III directors to serve a three-year term, expiring at the 2010 Annual Meeting of Shareholders, or until their successors are elected and qualified. The nominees for Class III directors are listed below. Each nominee currently serves as a Class III director.

                                                   Class III
                                                   ---------
                                             David W. Bomboy, M.D.
                                                E. Ricky Gibson
                                                Fred A. McMurry
                                            M. Ray (Hoppy) Cole, Jr.
                                             Gerald Claiborne Patch
                                             Peeler G. Lacey, M.D.

Set forth below is certain information about the nominees:

David W. Bomboy, M.D., 60, is a lifelong resident of Hattiesburg, Mississippi. He graduated with honors in Pre-Medicine from the University of Mississippi in 1968 and earned an M.D. degree from the University of Mississippi Medical Center in 1971. Dr. Bomboy completed his orthopedic surgical training at the University of Mississippi in 1976. He is a board-certified orthopedic surgeon and has practiced orthopedics in southern Mississippi for more than 20 years. Dr. Bomboy is a member of the Mississippi State Medical Association, the American Medical Association, and served as past president of the Mississippi Orthopedic Society. He is the past president of the Methodist Hospital Medical Staff. Dr. Bomboy has been a director of the Company since 1995 and is also a director of the bank.

E. Ricky Gibson, 50, has been president and owner of N&H Electronics, Inc., a wholesale electronics distributor, since 1988 and of Mid South Electronics, a wholesale consumer electronics distributor, since 1993. He is active in the Parkway Heights United Methodist Church. Mr. Gibson has been a director of the Company since 1995 and is also a director of the bank.

Fred A. McMurry, 42, is a lifetime resident of the Oak Grove area. He is currently President and General Manager of Havard Pest Control, Inc. with 21 years of experience in this family-owned business. He also serves on the Advisory Board of the Mississippi Pest Control Association as well as on the Board of the Mississippi Business and Finance Committee. In addition, he is President of West Oaks, LLC and Vice President of Oak Grove Land Company, Inc. Mr. McMurry has been a director of the Company since 1995 and is also a director of the bank.

M. Ray (Hoppy) Cole, 45, currently serves as President of the Picayune branch of the bank and President of the Southern Region. Prior to joining the bank in September of 2002, Mr. Cole was Secretary/Treasurer and Chief Financial Officer of the Headrick Companies, Inc. for eleven years. Mr. Cole began his career with The First National Bank of Commerce in New Orleans, Louisiana and held the position of Corporate Banking Officer from 1985-1988. In December of 1988, Mr. Cole joined Sunburst Bank in Laurel, Mississippi serving as Senior Lender and later as President of the Laurel office. Mr. Cole graduated from the University of Mississippi where he earned a Bachelor’s and Master’s Degree in Business Administration. Mr. Cole also attended the Stonier Graduate School of Banking at the University of Delaware. In 2005, he was named President of the Company. He served as director from 1998 to 1999, and then from 2001 through the present. He also served as a director of our Laurel Bank prior to consolidation and currently serves on the board of the bank.

Gerald C. Patch, 54, is an attorney with the law firm of McDonald & Patch, PLLC, in Picayune, Mississippi. Mr. Patch is a 1971 graduate of Picayune Memorial High School; a 1975 graduate of Mississippi State University with a B.S. Degree in Business Management; and a 1978 graduate of the University of Mississippi School of Law. He practiced law in Picayune from 1978 until 1984 when he joined a law firm in Titusville, Florida from 1984 until 1993. While in Picayune, he served as a member of the Picayune City Council, the Board of Directors for the Picayune Chamber of Commerce, and as City Judge in Poplarville. Prior to returning to Picayune to practice law, Mr. Patch resided in Branson, Missouri from 1993 until late 2001 where he served as president of Ozark Laundry, Inc., a company that specialized in wet garment processing for clothing manufacturers. He presently serves as attorney for the Picayune School District School Board; as City Prosecutor for the City of Picayune, on the advisory board for Coast Electric Power Association and the board of directors for Millbrook Golf & Country Club. Mr. Patch has been a member of the board of directors of the Company since 2003 and also serves on the Picayune Advisory Board, as well as the board of directors of the bank.

Peeler G. Lacey, M.D., 52, is partner in Radiology Associates, P.A. in Laurel, MS and has practiced Diagnostic Radiology in South Mississippi for 24 years. After graduating from Emory University in Atlanta, Georgia in 1975, he earned his M.D. degree from the University of Mississippi Medical School in 1979. He completed his Diagnostic Radiology residency at the University of Mississippi Medical Center in 1983, and is a Diplomat of the American Board of Radiology. Dr. Lacey is a member of the American College of Radiology, American Medical Association, Mississippi State Medical Association, Radiological Society of North America, American Roentgen Ray Society, Southern Radiology Society, and the South Mississippi Medical Society. He is the past president of the Medical Staff at South Central Regional Medical Center in Laurel and is the past president of the South Mississippi Medical Society. He is an active member of the First Baptist Church of Laurel where he teaches Sunday School and is a deacon. He has served as chairman of the Deacons, chairman of the Personnel Committee and chairman of the Missions Committee. He is a member of the Advisory Board of the Pine Burr Area Council of the Boy Scouts of America. Dr. Lacey has served as chairman of the Pine Burr Area Council of the National Eagle Scout Association and as past chairman of the Chickasawhay District of the Boy Scouts of America. He is a member of and has served on the board of the 100 Club of Jones County. Dr. Lacey has served on the board since 2004 and is also on the board of the bank.

Unless authority is expressly withheld, the proxy holder will vote the proxies received by him for the nominees for director listed above. Although each nominee has consented to being named in the Proxy Statement and to serve if elected, if any nominee should, prior to the Meeting, declare or become unable to serve as a director, the proxies will be voted by the proxy holder for such other persons as may be designated by the present Board of Directors.

The Board of Directors unanimously recommends you vote FOR Proposal 1 to elect all the nominees.

Set forth below is information about each of the Company’s other directors and each of its executive officers.

Perry Edward Parker, 41, graduated from the University of Southern Mississippi in 1985 with a BS degree in Business Administration. He graduated from the University of Chicago Graduate School of Business in 1989 with an M.B.A. in Finance. Perry worked for Goldman Sachs and Associates as a Currency derivative trader from 1987 until 1995 in Chicago, New York, and London. In 1995 Mr. Parker became employed by Deutsche Bank and was employed with the bank until 2005 in various management and risk taking capacities leaving as a Managing Director in charge of Macro Proprietary Trading in the Global Markets division. In May 2005, Perry joined Peloton Partners Capital Management, a London based hedge fund as a Partner. Perry moved to Santa Barbara, California from London in September, 2005, opening Peloton’s U.S. office. He has been a director of the Company since 1995.

Ted E. Parker, 47, attended the University of Southern Mississippi and served as a licensed commodity floor broker at the Chicago Mercantile Exchange. He has been in the stocker-grazer cattle business for more than 20 years. He was selected as Lamar County Young Farmer and Rancher for 1993 and served as a board member of Farm Bureau Insurance. He is a member of the National Cattlemen’s Association, the Texas Cattle Feeders Association, Covington County Cattlemen’s Association, and the Seminary Baptist Church. Mr. Parker has been a director of the Company since 1995 and is also a director of the bank.

Dennis L. Pierce, 48, is president of Dennis Pierce, Inc., a real estate development company in Hattiesburg, Mississippi, and the owner and president of PierCon, Inc. of Hattiesburg, a general contracting firm. Through PierCon, Mr. Pierce is responsible for several commercial construction jobs, and he is also involved in numerous commercial ventures. Mr. Pierce is a director and national representative of the Hattiesburg Homebuilders Association, and a director of the North Lamar Water Association. Since 1995, he has been a member and broker with the Hattiesburg Board of Realtors. He attended the University of Southern Mississippi. Mr. Pierce has been a director of the Company since 1995 and is also a director of the bank.

J.     Douglas Seidenburg, 46, is the owner and president of Molloy-Seidenburg & Co., P.A. He has been a CPA for more than 20 years. Mr. Seidenburg is involved in many civic, educational, and religious activities in the Jones County area. Past activities include serving as president of the Laurel Sertoma Club, president of the University of Southern Mississippi Alumni Association of Jones County, one of the founders of First Call for Help, a local United Way Agency started in 1990, treasurer of St. John’s Day School, director of Leadership Jones County and Future Leaders of Jones County. Mr. Seidenburg is a graduate of the University of Southern Mississippi, where he earned a B.S. degree in Accounting. Mr. Seidenburg has been a director of the Company since 1998 and served as director of the Laurel Bank prior to consolidation. He currently serves on the Laurel Advisory Board and on the bank board.

A.     L. “Pud” Smith, 78, was born in 1929 in Brooklyn, Mississippi. Before attending the University of Southern Mississippi, Mr. Smith was in the military. He entered the petroleum business in 1960, starting with a service station, and was the owner and manager of A. L. Smith Oil Company, Inc., a wholesale and retail petroleum products company, for many years. He now is semi-retired and serves as a consultant in the business. Mr. Smith’s community activities range from being the Mayor of the City of Lumberton, past president of the Jaycee’s, past president of the Lion’s Club, and a member of the Rotary Club (a Paul Harris Fellow). He is an active member of the First Baptist Church of Lumberton where he is a deacon and has been a member of the finance committee for 30 years. Mr. Smith has been a director of the Company since 1995 and is also a director of the bank.

Gregory H. Mitchell, 66, serves as the Mayor of Picayune, Mississippi, and also retired as procurement manager for Mississippi Space Services at Stennis Space Center. Mr. Mitchell is a member of Salem Baptist Church, the National Management Association (NMA), the Board of Trustees for Pearl River Community College, the Board of Directors for the Picayune Chamber of Commerce; the Field Advisory Council, Division of Housing and Urban Development; and the Executive Committee, Mississippi Municipal League. Mr. Mitchell has been a director of the Company since 2003 and also serves on the Picayune Advisory Board and on the board of the bank.

David E. Johnson, 53, is the Chief Executive Officer, and Chairman of the Board of the Company. Mr. Johnson, a native of Laurel, Mississippi, received a B.S. degree in Agricultural Economics in 1975 and an M.B.A. degree, with emphasis in Finance, in 1977 from Mississippi State University. In 1990, he graduated from the University of Oklahoma Commercial Lending and Graduate School. Mr. Johnson has completed various OMEGA lending courses and has taught a course at the University of Mississippi School of Banking. From 1993 to 1994, he served as chairman of the Southern Mississippi Group of Robert Morris & Associates. From 1987 to 1995, Mr. Johnson was with Sunburst Bank, now merged with Union Planters National Bank, as senior lender for the Hattiesburg branch and later as senior lender and credit administrator for southern Mississippi. He was responsible for approving loans and maintaining the credit quality of a $250 million portfolio of consumer, mortgage, and commercial loans. Currently, he is a member of Parkway Heights Methodist Church of Hattiesburg, and the Hattiesburg Racquet Club. He is a Director of the New Orleans Branch of the Atlanta Federal Reserve Bank. He is a National Director of the Independent Community Bankers of America and has recently been named to its Executive Committee. He also serves on the Board of Mississippi National Bankers’ Bank. He is on the Advisory Board for the Business School at the University of Southern Mississippi, and has served as a Director of the Area Development Partnership. Mr. Johnson was born in Laurel, Mississippi in 1953. Mr. Johnson has been a director of the Company since its inception in 1995 and is also a director of the bank.

Andrew D. Stetelman, 46, is the third generation of his family in London and Stetelman Realtors. He graduated from the University of Southern Mississippi in 1983. He has served in many capacities with the National and Hattiesburg Board of Realtors, and is past president and the Realtor of the Year in 1992 of the Hattiesburg Board of Realtors. He presently serves as the chairman of the Hattiesburg Convention Center, is a board member for the Area Development Partnership, and is a member of the Kiwanis International. Mr. Stetelman was born in 1960 in Hattiesburg, Mississippi. Mr. Stetelman has been a director of the Company since 1995 and is also a director of the bank.

Ralph T. Simmons, 74, is a retired vice president of Sunbeam-Oster Corporation, where he was employed from 1963 to 1995 as credit manager, assistant treasurer, and vice president. Mr. Simmons has served as chairman of the deacons of the First Baptist Church of Laurel, chairman of the Salvation Army, Chairman of the Red Cross, chairman of the FBLA/PBL Foundation, president of the University of Southern Mississippi World Wide Alumni Association, Lt. Gov. of the LA-MS-WTN District of Kiwanis International, and moderator of the Jones County Baptist Association. Mr. Simmons is also a member of the board of directors of the University of Southern Mississippi Foundation and currently serves as a member of the Investment Committee of the University of Southern Mississippi Foundation. Mr. Simmons is a native of Laurel, Mississippi and graduated from the University of Southern Mississippi with a B.S. degree. Mr. Simmons was a director of the Company from 1998 to 2002 and from 2003 to the present. He served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank.

Charles R. Lightsey, 67, owns his own business as a Social Security Disability Representative. Mr. Lightsey worked with the Social Security Administration for 39 years, serving as District Manager of the Laurel Office for 32 years. He is a recipient of The Commissioner’s Citation, the highest accolade accorded by the SSA. His community involvement includes serving as a former deacon of the First Baptist Church of Laurel, member and Board of Directors of the Laurel Kiwanis Club, president of the Laurel-Jones County Council on Aging, member of the Pine Belt Mental Health Association Council and Chairman of the Federal, State and Local Government United Way. He received his degree in Management and Real Estate from the University of Southern Mississippi in 1961. Mr. Lightsey has been a director of the Company since 2003 and served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank.

Michael W. Chancellor, 39, a Laurel businessman, is owner of Chancellor Motor Group—a business he entered in 2001, is managing partner in Chancellor Properties, a real estate investment company, and President of CESCO. He holds his B.S. in Business Administration with emphasis in Marketing from the University of Southern Mississippi. He is an Elder of First Trinity Presbyterian Church in Laurel and is a Rotarian. He was an active member of the Laurel bank board since inception prior to consolidation and currently serves on the Laurel Advisory Board. He is also serves as director of our bank.

DeeDee Lowery, CPA, 40, serves as Executive Vice President and Chief Financial Officer of the Company and the bank. Prior to joining the bank in February of 2005, Ms. Lowery was Vice President and Investment Portfolio Manager of Hancock Holding Company for 4 years. Ms. Lowery began her career in 1988 with McArthur, Thames, Slay and Dews, PLLC as a staff accountant until joining Lamar Capital Corporation in 1993. From 1993 until the merger in 2001 with Hancock Holding Company, Ms. Lowery held several positions beginning with Internal Auditor for 2 years, Comptroller for 3 years and then Chief Financial Officer and Treasurer for 3 years. Ms. Lowery graduated from the University of Southern Mississippi where she earned a Bachelor’s Degree in Business Administration with an emphasis in Accounting. Ms. Lowery is a member of the Ms Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Ms. Lowery is a member of the Funds Distribution Committee of the United Way, the Rotary Club of Petal and is currently serving as President of the Petal Children’s Task Force. Ms. Lowery is also an active member of United Fellowship Church.

David O. Thoms, Jr., 62, serves as Executive Vice President and Chief of Operations for The First Bancshares, Inc., and the bank. Mr. Thoms received a B.S. in General Business from Mississippi State University. Mr. Thoms worked as a state Bank Examiner prior to beginning his banking career in 1969 with Commercial National Bank and Trust Company (now known as Trustmark National Bank) in Laurel, Mississippi, where he served as Vice President and Cashier and was in charge of all phases of operations. Prior to joining the Hattiesburg bank in 1998, Mr. Thoms was co-owner of Builders Supply Company of Hattiesburg, Inc. from June of 1990 through December of 1997 and Thoms Accounting Service from February 1997 through April of 1998. Mr. Thoms spent 27 years in the Mississippi Army National Guard, retiring in 1993 as a Lt. Colonel-Transportation Corp.

Family Relationships

Perry E. Parker and Ted E. Parker, both directors, are brothers. M. Ray “Hoppy” Cole, Jr, Director, President of the Company, President of the Southern Region, and President, Picayune Branch, is the son of Ellen Cole, President, Pascagoula Branch.

PROPOSAL 2 — APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed T.E. Lott & Company , a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2007, and until their successors are selected.

The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board anticipates that representatives of T.E. Lott & Company will be in attendance at the Annual Meeting, be present to make a statement or be available to respond to questions.

Although not required to do so, the Board of Directors has chosen to submit its appointment of T.E. Lott & Company for ratification by the Company’s shareholders. It is the intention of the persons named in the Proxy to vote such Proxy FOR the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter. The proposal will be ratified if the votes cast favoring the appointment exceed the votes cast opposing it.

The Board of Directors unanimously recommends you vote FOR Proposal 2 to ratify the appointment of T.E. Lott & Company as independent public accountants for the fiscal year ending December 31, 2007.

PROPOSAL 3 — APPROVAL OF 2007 STOCK INCENTIVE PLAN

To enable the Company’s employees, officers, directors, and other service providers to obtain an equity ownership interest in the Company and thus to share in its future success, and to attract, retain, and motivate personnel upon whose judgment, skill, and initiative the Company’s success is largely dependent, the Board of Directors has adopted The First Bancshares, Inc. 2007 Stock Incentive Plan (the “2007 Plan”), subject to approval by the shareholders at the Annual Meeting. The Board of Directors believes the 2007 Plan is in the Company’s best interests and is needed to enable the Company to satisfy its stated objectives.

The full text of the 2007 Plan appears as Appendix A hereto. The principal features of the 2007 Plan are outlined below and should be read in conjunction with Appendix A. The 2007 Plan is intended to replace The First Bancshares, Inc. 1997 Stock Option Plan.

The Board of Directors unanimously recommends you vote FOR Proposal 3 to approve the 2007 Stock Incentive Plan.

DESCRIPTION OF THE 2007 PLAN

The 2007 Plan provides for the issuance of up to 315,000 shares of Company Common Stock, $1.00 par value per share. Shares issued under the 2007 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Awards of Company Common Stock under the 2007 Plan may take the form of a stock option, including an incentive stock option (a stock option which meets the applicable requirements of the Internal Revenue Code), stock appreciation rights (an award entitling a holder to receive an amount in cash, Company Common Stock, or a combination of both determined by reference to the excess of the fair market value of a specified number of shares of Company Common Stock over a specified price which shall not be less than the fair market value of such shares as of the date of the grant), restricted stock awards (a transfer of shares subject to certain restrictions on transfer or other incidents of ownership or subject to specified performance standards), dividend equivalent rights (an award entitling a holder to receive an amount in cash, Company Common Stock, or a combination of both determined by reference to the cash dividends paid on a specified number of shares of Company Common Stock from the date of grant), performance unit awards, restricted stock units or other stock-based awards (including without limitation, awards entitling recipients to receive shares of Company Common Stock to be delivered in the future) (collectively referred to as “Awards”).

Participation in the 2007 Plan is limited to employees, officers, directors, and other service providers of the Company or an Affiliate of the Company who are selected by the Board of Directors or authorized Committee thereof to receive an Award under the 2007 Plan (“Participants”); provided, however, only employees of the Company or of any of its subsidiaries may receive a grant of an incentive stock option. The Board of Directors (“Board”) intends to authorize the Company’s Compensation Committee to administer and interpret the 2007 Plan and determine the persons to whom Awards shall be granted, and the number of shares, terms, restrictions or option period and performance standards (including performance goals), if any, applicable to each Award.

To the extent permitted by law, the Board may delegate any or all of its powers under the 2007 Plan to one or more committees or subcommittees of the Board (a “Committee”). Members of the Committee are required to be Directors who qualify as “disinterested” under Securities and Exchange Commission rules, as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and as an “independent director” as defined in NASDAQ listing standards. All references herein to the “Board” shall mean the Board or an authorized Committee of the Board.

Options granted under the 2007 Plan may be incentive stock options or nonstatutory stock options. The exercise price of the option must be at least 100% (110% in the case of incentive stock options granted to employees who are deemed to own 10% or more of the voting power of the Company or its subsidiaries) of the fair market value of the shares to which the option is subject at the time the option is granted. Each option shall be exercisable at the times and on the terms and conditions as the Board may specify in the option agreement with respect to such option between the Company and the Participant, provided that no option will be granted for a term in excess of 10 years (5 years in the case of incentive stock options granted to employees who are deemed to own 10% or more of the voting power of the Company or its subsidiaries). The value of shares of Company Common Stock that can be exercised for the first time by a Participant in any one year under an incentive stock option cannot exceed $100,000, based on the fair market value of the stock at the date of grant of the incentive stock option.

Subject to the terms of the 2007 Plan, the Board has discretion to modify the terms of an Award granted under the 2007 Plan to the extent not prohibited by or inconsistent with the other terms of the 2007 Plan or the provisions of the Internal Revenue Code, including, without limitation, accelerating the time or times at which the option or other right under the Award may be exercised in whole or in part; provided, however, no such modification may adversely effect the rights of a Participant under the Award.

The Board has sole discretion to consent to the terms of participation of those Participants who are subject to the reporting and short swing profits provisions of Section 16 of the Securities Exchange Act of 1934, including barring unrestricted ownership of shares of Company Common Stock by such persons for at least six months from the date of grant of the applicable Award and barring disposition of Company Common Stock acquired pursuant to the 2007 Plan for a period of at least six months after acquisition.

The consideration to be received by the Company for granting Awards under the 2007 Plan consists solely of services rendered by the Participants. Proceeds received by the Company from the sale of its shares under any Award granted under the 2007 Plan will be used for general corporate purposes.

The Company must deduct from all cash payments to a Participant under an Award any taxes required by law to be withheld in connection with the Award to such Participant no later than the date of the event creating the tax liability. In the event of a payment in the form of Company Common Stock, each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, an amount sufficient to satisfy such withholding requirement. The Board may, in its discretion, allow Participants to satisfy such tax obligations by the delivery of shares of Company Common Stock valued at their then fair market value.

The Board of Directors may terminate and, from time to time, may amend or suspend the 2007 Plan or any portion thereof. Any such action of the Board of Directors may be taken without the approval of the Company’s shareholders, but only to the extent that such shareholder approval is not required by applicable law, regulation, or listing standard. No such termination or amendment may affect an outstanding Award unless the Participant consents to such termination or amendment or the Board determines such termination or amendment will not adversely affect the Participant.

No Awards have been made by the Board pursuant to the 2007 Plan. It is not possible to determine or state the benefits which will be received under the 2007 Plan by the individuals specified in paragraph (a)(3) of Item 402 of Regulation S-K, by current executive officers, current Directors, by employees as a group or by any individual who may be selected by the Committee to participate in the 2007 Plan.

This proposal will be approved if the votes cast favoring exceeds the votes cast opposing.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officers, including the actively-employed named executive officers, are similar to those provided to other executive officers in publicly traded financial institutions.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table on page 15, are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns the interests of the executive officers with the Company’s overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should be designed to include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Committee makes all compensation decisions for the named executive officers and approves recommendations regarding equity awards to all named executive officers of the Company. Decisions regarding the non-equity compensation of other executive officers are made by the Committee and the Chief Executive Officer.

The Committee and the Chief Executive Officer annually reviews the performance of each member of the named executive officers (other than the Chief Executive Officer whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. To that end, the Committee has retained a third-party consultant to provide research for benchmarking purposes related to executive compensation. Additionally, the Company subscribes to and participates in the Mississippi Bankers Association survey, which provides the Committee with comparative compensation data from the Company’s market areas and its peer groups. This information is used by the committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

It is anticipated that the services provided by the third-party consultant will be used as the basis of comparison of compensation between the Company and the companies in the Compensation Peer Group.

2006 Executive Compensation Components

Historically, and for the fiscal year ended December 31, 2006, the principal components of compensation for named executive officers were:

          o base salary;

          o performance-based incentive bonus compensation;

          o equity incentive compensation;

          o retirement and other benefits; and

          o Perquisites and other personal benefits.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility.

During its review of base salaries for executives, the Committee primarily considers: 1) performance of the Company; 2) market data provided by our outside consultants; 3) internal review of the executive’s compensation, both individually and relative to other officers; and 4) individual performance of the executive. Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of the named executive officers are based on the Committee’s assessment of the individual’s performance.

Performance-Based Incentive Compensation

The Company has established an incentive bonus compensation plan that is based upon individual performance as well as team and corporate performance. Named executive officers in the Company have unique performance goals in up to nine (9) categories. The individual measures relate primarily to sales, service quality, regulatory compliance, timeliness, and financial goals. The particular measures on an individual’s performance depend on the actions that are determined to be most important for that individual to achieve for the current year. The estimated bonus payouts are accrued throughout the year. Cash bonuses may be granted to executives at each year end depending on the achievement of a corporate performance target such as earnings per share, which was used in 2006. The Company’s Chief Executive Officer has measures that are company-wide in nature. The measures for 2006 were for net income, earnings per share and return on equity. Each measure was weighted equally for 2006.

For the year ended December 31, 2006, the following cash bonuses were awarded:

                        David E. Johnson                    $95,000
                        M. Ray "Hoppy" Cole, Jr.            $21,952
                        DeeDee Lowery                       $15,450
                        David O. Thoms, Jr.                 $ 1,500

Equity Incentive Compensation

1997 Stock Option Plan

In 1997, the Company adopted the 1997 Stock Option Plan (1997 Plan) which provides for the granting of options to purchase up to 144,370 shares of Company common stock by directors and key employees of the Company and its subsidiary. Options granted under the 1997 Plan were exercisable at December 31, 1999, and expired on March 18, 2007. As of December 31, 2006, 105,134 shares had not been exercised or forfeited. The options were exercisable at not less than the market value of the Company’s stock at the grant date. The 2007 Plan will replace the 1997 Plan.

1999 Stock Option Plan

On May 27, 1999, the Company’s shareholders approved the 1999 Stock Incentive Plan (1999 Plan). The 1999 Plan provides for the granting of options to purchase up to 213,376 shares of the Company’s common stock by the Company’s and its subsidiary’s directors, key employees, and management. Under the 1999 Plan, the Company may grant either incentive stock options or nonqualified stock options. Options granted to directors and employees vest in equal amounts over three years. Stock options granted to management vest based on annual performance goals or after nine years and eleven months, if still employed. At December 31, 2006, 213,356 options had been granted, and 66,905 had been exercised or forfeited. All options expire and are void unless exercised on or before April 15, 2009. The options are exercisable at not less than the market value of the Company’s stock at the grant.

Retirement and Other Benefits

All employees of the Company, including named executive officers, are eligible to participate in the The First Bancshares, Inc. 401K Plan and Trust.

The Company sponsors an Employee Stock Ownership Plan (ESOP), which was established in 2006 for employees who have completed one year of service for the Company and attained age 21. Employees become fully vested after five years of service. Contributions to the plan are at the discretion of the Board of Directors. At December 31, 2006, the ESOP held 3,777 shares of Company common stock and had no debt obligation.

Perquisites and Other Personal Benefits

The Company provides named executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The named executive officers participate in the Company’s broad-based employee benefit plans, such as medical, dental, supplemental disability and term life insurance programs. Some of the named executive officers are provided use of company automobiles. The vehicle is provided primarily for their business travel. Personal use is taxed through the Company’s payroll process. Each named executive officer and certain other members of senior management are entitled to receive a cash payment upon such executive’s death through the split dollar death benefit funded by bank owned life insurance.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2006, are included in the “Summary Compensation Table” on page 15.

The Company has entered into Change of Control Agreements with certain key employees. The Change of Control Agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Payments Made Upon a Change of Control” on page 19.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under the incentive plans are generally fully deductible for federal income tax purposes.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments including its 1999 Plan in accordance with the requirements of FASB Statement 123(R).

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                                                           THE COMPENSATION COMMITTEE

                                                           E. Ricky Gibson, Chairman
                                                           David W. Bomboy
                                                           Michael W. Chancellor
                                                           Charles R. Lightsey
                                                           Gregory Mitchell
                                                           A. L. Smith

The First Bancshares, Inc.
Summary Compensation Table
For the Year ended December 31, 2006

                                                                                     Non-equity
                                                                                   Incentive Plan     All other
               Name and Principal Position                 Year         Salary      Compensation     Compensation        Total
-------------------------------------------------------- --------- --------------- ---------------- --------------- ---------------
David E. Johnson, Chairman of the Board and CEO            2006      $158,104.78       $95,000.00      $16,650.51      $269,755.29
M. Ray "Hoppy" Cole, Jr., President                        2006       141,247.52        21,952.00       15,393.84       178,593.36
Dee Dee Lowery, Chief Financial Officer                    2006       100,700.00        15,450.00        9,098.67       125,248.67
David O. Thoms, Jr., Chief Operations Officer              2006        77,666.64         1,500.00       10,366.57        89,533.21

The First Bancshares, Inc.
SCT (Continued)
All Other Compensation
For the Year Ended December 31, 2006

                                                                       Medical,
                                                     Group Term        Dental,        Split Dollar      Additional
                             Auto        401(k)         Life          Disability      Death Benefit    Compensation         Total
             Name          Allowance     Match       Insurance        Insurance          BOLI              (1)         Compensation
------------------------- ----------- ------------ -------------- ----------------- ---------------- ---------------- -------------
David E. Johnson           $877.50     $4,743.05       $24.00         $5,926.00        $1,820.00        $3,259.96       $16,650.51
M. Ray "Hoppy" Cole, Jr.    789.38      3,904.75        22.00          5,926.00           305.00         4,446.71        15,393.84
Dee Dee Lowery                -         2,328.00        16.00          4,272.72           219.00         2,262.95         9,098.67
David O. Thoms, Jr.           -         2,330.00        12.00          4,719.72           794.00         2,510.85        10,366.57

(1) Represents reimbursement for club dues and cell phones for all named executives as well as additional life insurance for
    M. Ray Cole, Jr.

The First Bancshares, Inc.
Outstanding Equity Awards at Fiscal Year-End
As of  December 31, 2006

                                                                                                                 Equity
                                                                                                                 Incen-
                                                                                                                  tive
                                                                                                     Equity       Plan
                                                                                                     Incen-      Awards:
                                                                                                      tive       Market
                                                                                                      Plan         or
                                                  Equity                                             Awards:     Payout
                                                  Incen-                                             Number       Value
                                                   tive                                    Market      of          of
                           Number     Number       Plan                                    Value       Un-         Un-
                             of         of        Awards                          Number     of      earned      earned
                          Securi-    Securi-      Number                            of     Shares    Shares,     Shares,
                            ties       ties         of                            Shares     or       Units       Units
                           Under-     Under-    Securities                          or     Units       Or          or
                           lying      lying       Under-                           Units     of       Other       Other
                          Unexer-    Unexer-       lying                            of     Stock     Rights      Rights
                           cised      cised       Unexer-                          Stock    That      that        That
                          Options    Options       cised     Options    Option     That     Have      Have        Have
                            (#)        (#)       Unearned    Exercise   Expir-     Have     Not        Not         Not
                          Exercis-   Unexer-      Options    Price       ation      Not    Vested   Vested       Vested   Vesting
          Name              able     cisable        (#)        ($)       Date     Vested    ($)        (#)         ($)     Date
------------------------- --------- ----------- ------------ --------- --------- -------- --------- ---------- --------- ----------
David E. Johnson            49,874           -          -       $5.00    3-18-07      -       -          -            -  3-18-00(1)
"                           60,086           -          -        7.50    4-15-09      -       -          -            -  4-15-02(1)
M. Ray "Hoppy" Cole          3,430           -          -        7.50    4-15-09      -       -          -            -  4-15-02(1)
"                            6,000           -          -        8.75    4-15-09      -       -          -            -  8-21-05(1)
"                              810       1,620          -       12.50    4-15-09      -       -          -            -  7-21-08(1)
Dee Dee Lowery                 334         666          -       12.50    4-15-09      -       -          -            -  7-21-08(1)
David O. Thoms, Jr.              -         333          -       12.50    4-15-09      -       -          -            -  7-21-08(1)

(1)  The option vesting schedule is 33 1/3% per year for three years

The First Bancshares, Inc.
Option Exercises and Stock Vested
For the Year Ended December 31, 2006
                                                                  Option Awards                          Stock Awards
                                                   ------------------------------------------ -------------------------------------
                                                                                               Number of Shares
                                                       Number of Shares      Value realized   Acquired on Vesting  Value Realized
                                                     Acquired on Exercise     Upon Exercise           (#)             On Vesting
                     Name                                    (#)                   (#)                                    ($)
-------------------------------------------------- ---------------------- ------------------- -------------------- ----------------
David E. Johnson, Chairman of the Board and CEO                -                       -                 -                  -
M. Ray "Hoppy" Cole, Jr., President                            -                       -                 -                  -
Dee Dee Lowery, CFO                                            -                       -                 -                  -
David O. Thoms, Jr., COO                                     667               $5,669.50                 -                  -

The First Bancshares, Inc.
Director Compensation Table
For the Year Ended December 31, 2006

                              Fees
                            Earned or                       Non-Equity     Change in Pension Value
                            Paid in       Stock   Option   Incentive Plan  and Nonqualifiedation
                               Cash      Awards   Awards   Compensation    Deferred Compensation      All Other
Name                          (1)($)       ($)      ($)        ($)               Earnings           Compensation       Total
--------------------------- ----------- -------- -------- --------------  ------------------------ ---------------- ------------
David E. Bomboy              $4,980.00        -       -            -                          -                -    $4,980.00
E. Ricky Gibson               7,790.00        -       -            -                          -                -     7,790.00
Fred A. McMurry               4,430.00        -       -            -                          -                -     4,430.00
Perry E. Parker               2,925.00        -       -            -                          -                -     2,925.00
Ted Parker                    3,650.00        -       -            -                          -                -     3,650.00
Dennis L. Pierce              3,590.00        -       -            -                          -                -     3,590.00
J. Douglas Seidenburg         9,900.00        -       -            -                          -                -     9,900.00
Ralph T. Simmons              8,615.00        -       -            -                          -                -     8,615.00
A. L. Smith                   4,690.00        -       -            -                          -                -     4,690.00
Andrew D. Stetelman           4,490.00        -       -            -                          -                -     4,490.00
Charles R. Lightsey           8,300.00        -       -            -                          -                -     8,300.00
Gregory H. Mitchell           4,850.00        -       -            -                          -                -     4,850.00
Gerald C. Patch               5,300.00        -       -            -                          -                -     5,300.00
Peeler G. Lacey               5,300.00        -       -            -                          -                -     5,300.00
Michael W. Chancellor         3,450.00        -       -            -                          -                -     3,450.00

(1) The First Bancshares, Inc. board meeting pays $200 per meeting; The First, A National Banking
Association board meeting pays $300 per meeting; advisory board meeting pays $150 per meeting; audit committee meeting pays $125 per meeting with a quarterly retainer of $300; all other committee meetings pay
$50 per meeting.  Each director is paid in the form of cash.

The First Bancshares, Inc.
Potential Payments Upon Termination or Change-in-Control
As of December 31, 2006

                                                                                Termination for Good
                                                                                       Reason
Executive Benefits and Payments                             Voluntary          Upon Change in Control
Upon Termination                                           Termination                                            Death
---------------------------------------------------- ------------------------ -------------------------- ------------------------
David E. Johnson
    Compensation:
          Base Salary                                        $239,835.00                $479,670.00
    Benefits & Perquisites:
          BOLI Death Benefit                                                                                     $500,000.00

M. Ray "Hoppy" Cole
    Compensation:
          Base Salary                                                  -                          -
    Benefits & Perquisites:
          BOLI Death Benefit                                                                                      200,000.00

DeeDee Lowery
    Compensation:
          Base Salary                                                  -                 154,440.00
    Benefits & Perquisites:
          BOLI Death Benefit                                                                                      200,000.00

David O. Thoms, Jr.
    Compensation:
          Base Salary                                                  -                          -
     Benefits & Perquisites:
          BOLI Death Benefit                                                                                      100,000.00

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of common stock in the Company owned by the directors, nominees for director, and executive officers, as of March 23, 2007.

    Name and Address of                 Amount and Nature of         Right to
     Beneficial Owner                  Beneficial Ownership(1)      Acquire(2)       Percent of Class(3)
   ---------------------               -----------------------      -----------      -------------------

David W. Bomboy, M.D.                          69,062                                        2.32
17 Brighton Court                                                     2,338
Hattiesburg, MS 39402

M. Ray (Hoppy) Cole                            15,556                 10,240                 .84
607 Briarwood Lane
Picayune, MS 39466

E. Ricky Gibson                                51,302                 2,338                  1.74
127 W. Canebrake Blvd.
Hattiesburg, MS 39402

David E. Johnson                               95,220                 60,086                 5.05
108 Greenwood Place
Hattiesburg, MS 39402

Peeler G. Lacey, M.D.
2432 Ridgewood Drive                           57,000                  -0-                   1.85
Laurel, MS 39440

Charles R. Lightsey
2216 Old Bay Springs Rd.                       30,530                 1,700                  1.05
Laurel, MS 39440

Fred A. McMurry                                50,156                 2,338                  1.71
42 Johnie McMurry Rd.
Hattiesburg, MS 39402

Gregory H. Mitchell
1200  Third Avenue                              1,610                   0                    .05
Picayune, MS 39466

Perry E. Parker
4739 Calle Las Brisas                          107,896                2,338                  3.58
Santa Barbara, CA 93110

Ted E. Parker                                  36,962                 2,338                  1.28
165 Herbert Trigg Rd.
Seminary, MS 39479

Gerald Claiborne Patch
38 Eldridge Patch Rd.                            400                   -0-                   .01
Picayune, MS 39466

Dennis L. Pierce                               58,270                  -0-                   1.89
23 Liberty Place
Hattiesburg, MS 39402

J. Douglas Seidenburg                          50,000                 3,430                  1.74
18 Lakeland Drive
Laurel, MS 39440

Ralph T. Simmons
1808 7th Ave.                                  43,000                  -0-                   1.40
Laurel, MS 39440

A. L. Smith                                    28,562                 2,338                  1.00
P. O. Box 124
Lumberton, MS 39455

Andrew D. Stetelman                            29,066                 2,338                  1.02
1105 Oakleigh Dr.
Hattiesburg, MS 39402

Michael W. Chancellor                          22,834                 3,430                  .85
P. O. Box  648
Laurel, MS 39441

Donna T. Lowery                                11,943                  334                   .40
35 Dove Hollow
Petal, MS 39465

David O. Thoms, Jr.                             1,567                  -0-                   .05
45 Oak Crest Drive
Laurel, MS 39440

Executive Officers, Directors,                 760,936                95,586                27.83
and Nominees as a group
________________
(1)      Includes shares for which the named person:
         -    has sole voting and investment power,
         -    has shared voting and investment power with a spouse, or
         -    holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

         Does not include shares that may be acquired by exercising stock options.

(2)      Includes shares that may be acquired within the next 60 days by exercising vested stock options but does not include any other stock options.

(3)      Determined by assuming the named person exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options.  Calculated based on 2,983,045 shares outstanding plus outstanding stock options in the amount of  95,586.

Stock Ownership of Principal Stockholders

As of March 23, 2007, to the registrant’s knowledge, there were no beneficial owners of five percent (5%) or more of the outstanding common stock.

ADDITIONAL INFORMATION CONCERNING DIRECTORS AND OFFICERS

Meetings of the Board of Directors

During the year ended December 31, 2006, the Board of Directors of the Company held five meetings. All of the directors of the Company attended at least 75% of the aggregate of such Board meetings and the meetings of each committee on which they served, except: Dennis Pierce and Gerald Patch.

Committees of the Board of Directors

The Audit Committee of the Company is composed of the following independent members: J. Douglas Seidenburg, E. Ricky Gibson, Ralph Simmons, Charles Lightsey and Perry E. Parker. The Audit Committee met five times during the year ended December 31, 2006. On February 21, 2002, the Board adopted a written Audit Committee Charter, a copy of which was attached as Exhibit “A” to the Proxy Statement for the 2003 Annual Meeting and can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. The Audit Committee has the responsibility of reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The Committee also recommends to the Board of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves the auditor’s audit plans, and reviews with the independent auditors the results of the audit and management’s responses. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts for the Company. The Audit Committee reports its findings to the Board of Directors of the Company. The Board of Directors has determined that the members of the Audit Committee are independent. The Board of Directors has also determined that there is at least one independent audit committee financial expert, J. Douglas Seidenburg, serving on the Audit Committee, as the terms independent and audit committee financial experts are used in pertinent Securities and Exchange Commission laws and regulations.

The Company’s Board of Directors has appointed a Compensation Committee and a Nominating Committee.

The Compensation Committee is responsible for establishing the compensation plans for the bank. Its duties include the development with management of all benefit plans for employees of the bank, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. At present, the Compensation Committee does not have a charter, but the Company anticipates adopting a charter during 2007. The Compensation Committee met five times during the year ended December 31, 2006. The Compensation Committee is composed of the following members: A. L. Smith, E. Ricky Gibson, David Bomboy, Gregory Mitchell, Charles Lightsey, and Michael Chancellor, all of whom are independent directors.

The Nominating Committee is responsible for nominating individuals for election to the Company’s Board of Directors. The Nominating Committee met nine times during the year ended December 31, 2006, and consists of Andrew Stetelman, David W. Bomboy, Ralph Simmons, Gerald Patch, and J. Douglas Seidenburg, all of whom are independent directors. The Company adopted a Nominating Committee Charter, a copy of which was attached as Exhibit “B” to the Proxy Statement for the 2004 Annual Meeting. A copy of the Nominating Committee Charter can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. The Nominating Committee welcomes recommendations made by shareholders of the Company. Any recommendations for the 2008 Annual Shareholders’ Meeting should be made in writing addressed to the Nominating Committee, c/o Chandra Kidd at 6480 U.S. Highway 98 West (39402), Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549 by December 7, 2007. It is the Nominating Committee’s policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the Nominating Committee Shareholder Policies and Procedures, a copy of which was attached as Exhibit “C” to the Proxy Statement for the 2004 Annual Meeting. A copy of the Nominating Committee Shareholder Policies and Procedures can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”.

Report of the Audit Committee

The Audit Committee of the Company has:

         -        Reviewed and discussed the audited financial statements with management of the Company.

         -        Discussed with the independent auditors the matters required to be discussed by SAS 61.

         -        Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and have discussed with the independent auditors the auditors' independence.

         -        Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form
                  10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent as defined in pertinent NASDAQ rules.

Members of the Audit Committee:

J. Douglas Seidenburg
E. Ricky Gibson
Ralph T. Simmons
Charles R. Lightsey
Perry E. Parker

Certain Relationships and Related Transactions

Officers, directors and 10% beneficial owners of the Company and its associates, including members of their families or corporations, partnerships, or other organizations in which such officers or directors have a controlling interest, are customers of the bank and have transactions with the banks in the ordinary course of business, and may continue to do so in the future. All outstanding loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features. All directors other than David E. Johnson and M. Ray “Hoppy” Cole, Jr. are independent as defined in pertinent Nasdaq rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and beneficial owners of more than 10% to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission Regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to the Company’s executive officers and directors were complied with except for a Form 4 filing for David O. Thoms, Jr. that was filed late due to an oversight.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Independent Public Accountants

T.E. Lott & Company were the independent auditors for the Company during the year ending December 31, 2006, and will serve as the independent auditors to the Company for the year ending December 31, 2007. The Company expects a representative of this firm to attend the Meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions from shareholders.

Audit Fees

The following is a summary of fees related to services performed for the Company by T.E. Lott & Company for the years ended December 31, 2006 and 2005:

                                                                                               2006             2005
                                                                                               ----             ----

Audit Fees - Audit of the consolidated statements and
quarterly review of financial statements included in Form 10-QSB and                         $54,965          $49,114
Consents

Audit Related Fees -  Services in connection with application of accounting                    3,892            1,850
pronouncements and Sarbanes-Oxley Act

Tax Services - Preparation of federal and state income tax and property returns                5,628            5,465

All other fees - Assistance with and compilation of regulatory filings with                        -            1,384
Federal Reserve Bank
                                                                              ----------------------------------------
                                                                              Total          $64,485          $57,813

The Audit Committee has adopted pre-approval policies and procedures, a copy of which was attached as Exhibit “A” to the Proxy Statement for the 2004 Annual Meeting. A copy of the pre-approval policies and procedures can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. One hundred percent of the fees set forth above were preapproved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Solicitation of Proxies

The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by directors, officers and employees of the Company or the bank, by means of telephone, telegraph or personal contact, but without additional compensation therefore. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Proposals of Shareholders

Any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2008 must be received at the Company’s principal executive office no later than December 7, 2007, if it is to be included in management’s proxy statement. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the Company’s bylaws relating to shareholder proposals and certain Securities and Exchange Commission Regulations in order to be included in the Company’s proxy materials.

The Company’s proxy for the year 2008 meeting may confer discretionary authority to vote on any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2008 which is not received prior to December 7, 2007, at the Company’s principal executive office.

Annual Report

The 2006 Annual Report to shareholders of the Company, including audited financial statements of the Company, is enclosed for the information of the shareholders. The Annual Report and financial statements are not a part of the proxy soliciting material.

APPENDIX A

THE FIRST BANCSHARES, INC.
2007 STOCK INCENTIVE PLAN

                                          THE FIRST BANCSHARES, INC.
                                           2007 STOCK INCENTIVE PLAN

                                               TABLE OF CONTENTS

i

ii

                                            THE FIRST BANCSHARES, INC.
                                             2007 STOCK INCENTIVE PLAN

     THE FIRST  BANCSHARES,  INC. (the  "Company")  hereby  establishes THE FIRST  BANCSHARES,  INC. 2007 STOCK
INCENTIVE PLAN (the "Plan") for the benefit of eligible employees, directors, and contractors.

                                                    SECTION I.
                                            PURPOSE AND EFFECTIVE DATE

     1.1      Purpose.  The purpose of the Plan is to (a) provide incentives to certain officers, employees, directors, and other service providers of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by certain officers, employees, directors, and other service providers by providing them with a means to acquire a proprietary interest in the
Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of
Stock; and (c) provide a means of obtaining, rewarding and retaining officers, employees, directors, and other service providers.

     1.2      Effective Date.  The Plan shall become effective as of May 24, 2007 (the "Effective Date"), subject to the approval of the Company's stockholder's on that date.

                                                    SECTION II.
                                                    DEFINITIONS

     2.1      "Affiliate" means:

              (1)      Any Subsidiary or Parent, or

              (2)      Any entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, and with which the Company would be deemed a single employer under the provisions of Code Section 414(b) or 414(c).

     2.2      "Board of Directors" means the board of directors of the Company.

     2.3      "Change in Control" means a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company as defined for purposes of Code Section 409A in the rulings, regulations and other guidance issued thereunder as currently in effect and as may hereafter from time to time be amended.

     2.4      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.5      "Committee" means the committee appointed by the Board of Directors to administer the Plan. Each member of the Committee shall be an individual who is an "outside director" as defined in Treas. Reg.ss.1.162-27(e) as promulgated under the Internal Revenue Code , a "disinterested person" within the meaning of Rule 16b-3(b)(3) as promulgated under the Exchange Act, an "independent director" as defined in NASDAQ Marketplace Rule 4200(15) and, if applicable, who satisfies any other requirements of the national securities exchange or nationally recognized quotation or market system on which the Stock is then traded.

     2.6      "Company" means The First Bancshares, Inc., a Mississippi corporation.

     2.7      "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the
Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time.  Notwithstanding the preceding, however, with respect to any Stock Incentive under the Plan that provides for a deferral of compensation subject to the provisions of Code
Section 409A, Disability means the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or to last for a continuous period of not less than twelve
(12) months, either (i) unable to engage in any substantial gainful activity or (ii) receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company.  In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

     2.8      "Dividend Equivalent Rights" means certain rights to receive cash payments as described in Section 6.5.

     2.9      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.10     "Fair Market Value" refers to the determination of the value of a share of Stock as of a date, determined as follows:

                  (a)      if the shares of Stock are actively traded on any national securities exchange or any nationally recognized quotation or market system (including, without limitation Nasdaq), Fair Market Value shall mean the closing price of the Stock on such date or, if such exchange was not open for trading on such date, on the trading day immediately preceding such date, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded;

                  (b)      if the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on such day, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or

                  (c)      if the shares of Stock are not actively traded or reported on any exchange or system or over-the-counter markets, Fair Market Value shall mean the fair market value of a share of Stock as determined by the
              Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant, including but not limited to opinions of independent experts, the price at which recent sales have been made, the book value of the Stock and the Company's current and future earnings.

     Notwithstanding   the  foregoing,   for  purposes  of  granting   Non-Qualified  Stock  Options  or  Stock
Appreciation  Rights or any other award which  provides  for the deferral of  compensation  subject to Code Section
409A, Fair Market Value of the Stock shall be determined in accordance  with the  requirements of Code Section 409A and the  rulings,  treasury  regulations  and other  guidance  issued  thereunder  as currently in effect or as may subsequently  be amended  from time to time;  and for purposes of granting  Incentive  Stock  Options,  Fair Market
Value of the Stock shall be determined in accordance with the requirements of Code Section 422.

     2.11     "Incentive Stock Option" means an incentive stock option under Code Section 422 and any regulations promulgated thereunder.

     2.12     "Option" means a Non-Qualified Stock Option or an Incentive Stock Option granted pursuant to Section 6.2 hereof.

     2.13     "Over 10% Owner" means an individual who, at the time an Incentive Stock Option is granted to such individual, owns Stock possessing more than 10% of the total combined voting power of the Company or one of its
Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

     2.14     "Non-Qualified Stock Option" means an option to purchase Stock which is granted under the Plan and that is not an Incentive Stock Option.

     2.15     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Parent shall include any entity other than a corporation to the extent permissible under Code Section 424(e) or regulations and rulings thereunder.

     2.16     "Participant" means an individual who receives an award of a Stock Incentive hereunder.

     2.17     "Performance Unit Award" refers to a performance unit award as described in Section 6.6.

     2.18     "Plan" means The First Bancshares, Inc. 2007 Stock Incentive Plan as established under the provisions hereof.

     2.19     "Reload Option" means an Option awarded pursuant to Section 6.2(j) hereof.

     2.20     "Restricted Stock Award" means an award of Stock subject to restrictions determined by the Committee as described in Section 6.4.

     2.21     "Restricted Stock Units" refers to an award under the Plan as described in Section 6.7.

     2.22     "Stock" means the Company's One Dollar ($1.00) par value common stock.

     2.23     "Stock Appreciation Right" means a stock appreciation right as described in Section 6.3.

     2.24     "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive under the Plan.

     2.25     "Stock Incentives" means, collectively, Dividend Equivalent Rights, Incentive Stock Options,
Non-Qualified Stock Options, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Units and Stock
Appreciation Rights.

     2.26     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A "Subsidiary" shall include any entity other than a corporation to the extent permissible under Code Section 424(f) or regulations or rulings thereunder.

     2.27     "Termination of Employment" means the termination of the employment or other service relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment as it affects a Stock Incentive, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment;
provided, however, with respect to any Stock Incentive that provides for a deferral of compensation subject to the provisions of Code Section 409A, a leave of absence shall only constitute a Termination of Service to the extent and at such time as such leave of absence would be deemed to constitute a separation from service for purposes of Code Section 409A in the rulings, treasury regulation and other guidance issued thereunder as currently in effect or as may subsequently be amended from time to time.

                                                    SECTION III.
                                           ELIGIBILITY AND PARTICIPATION

     3.1      Eligibility.  Any employee, officer, director or other service provider of the Company or an Affiliate who is selected by the Committee is eligible to receive a Stock Incentive under this Plan; provided, however an
Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary.

     3.2      Participation.  As a condition precedent to participation in the Plan, the employee, officer, director or service provider selected by the Committee shall enter into a Stock Incentive Agreement with the Company agreeing to the terms and conditions of the Plan and the Stock Incentive awarded.

                                                     SECTION IV.
                                               STOCK SUBJECT TO PLAN

     4.1      Types of Shares.  The Stock subject to the provisions of this Plan shall either be shares of authorized but unissued Stock, shares of Stock held as treasury stock or previously issued shares of Stock reacquired by the
Company, including shares purchased on the open market.

     4.2      Aggregate Limit.  Subject to adjustment in accordance with Section 9.2, Three Hundred Fifteen Thousand
(315,000) shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance upon an award of or exercise or payment pursuant to Stock Incentives under the Plan, all or any of which may be pursuant to any one or more Stock Incentives, including without limitation, Incentive Stock Options. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock
Incentive that is forfeited or cancelled or that expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall not count against this aggregate limit and shall again become available for grants of Stock Incentive awards under the Plan (unless the Participant received dividends or other economic benefits with respect to such shares of Stock, which dividends or other economic benefits are not forfeited, in which case such shares shall count against this aggregate limit).  Shares of Stock equal in number to the shares surrendered in payment of an option price under a Stock Incentive award and shares of Stock deducted or withheld to satisfy tax withholding requirements will again be available for purposes of the
Plan.

     4.3      Participant Limits.  In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parent and Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Non-Qualified Stock Option(s).

                                                    SECTION V.
                                                  ADMINISTRATION

     5.1      Action of the Committee.  The Plan shall be administered the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The
Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the
Committee.  In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties.

     5.2      Duties and Powers of the Committee.  The Committee shall have the power to grant Stock Incentives in accordance with the provisions of the Plan and may grant Stock Incentives singly, in combination, or in tandem.
Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine those individuals to whom Stock Incentives will be granted, the number of shares of Stock subject to each Stock
Incentive, such other matters as are specified herein, and any other terms and conditions of a Stock Incentive, including, without limitation, any acceleration of vesting, exercise or payment and/or any other consequence under the Stock Incentive in the event of an occurrence of a Change in Control.  Except as otherwise required by the Plan, the Committee shall have authority to interpret and construe the provisions of this Plan and the Stock
Incentive Agreements and make determinations pursuant to any Plan provision or Stock Incentive Agreement which shall be final and binding on all persons.  To the extent not inconsistent with the provisions of the Plan or the
Code and subject to the provisions of Section 6.9 hereof, the Committee may give a Participant an election to surrender a Stock Incentive in exchange for the grant of a new Stock Incentive, and shall have the authority to amend or modify an outstanding Stock Incentive Agreement, or to waive any provision thereof, provided that the
Participant consents to such action.

     5.3      Delegation.  The Committee may designate any officers of the Company who are not members of the
Committee to carry out its responsibilities under such conditions or limitations as it may set, other than (i)
its authority with regard to Stock Incentives granted to an officer or director of the Company subject to the reporting requirements of Section 16 of the Exchange Act, and (ii) its discretionary authority to select
Participants, award Stock Incentives and determine the terms and conditions of Stock Incentives and any amendments or modifications thereto.

     5.4      No Liability.  Neither any member of the Board of Directors nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Stock
Incentive granted hereunder.

                                                   SECTION VI.
                                             TERMS OF STOCK INCENTIVES

     6.1      Terms and Conditions of All Stock Incentives.

                   (a)      Shares Subject to Grant.  The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 4.2 as to the total number of shares available for grants under the Plan and subject to the participant limits in Section 4.3.

                   (b)      Stock Incentive Agreement.  Each Stock Incentive will be evidenced by a Stock Incentive Agreement in such form and containing such, terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement that are inconsistent with the Plan are null and void. The
              Committee may, but is not required to, structure any Stock Incentive so as to qualify as performance-based compensation under Code Section 162(m).

                   (c)      Date of Grant.  The date as of which a Stock Incentive is granted will be the date on which (i) the
              Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive, and (ii) the Participant and
              Company have entered into and executed a Stock Incentive Agreement with respect to such award.

                   (d)      Other Grants.  Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.

                   (e)      Transfer and Exercise.   Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by the
              Participant; or in the event of the Disability of the Participant, by the legal representative of the
              Participant; or in the event of death of the Participant, by the legal representative of the
              Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will; except to the extent that the Committee may provide otherwise as to any Stock Incentives other than Incentive Stock Options.

                   (f)      Modification.  Subject to the provisions of Section 6.9, after the date of grant of a Stock Incentive, the Committee may, in its sole discretion, modify the terms and conditions of a Stock Incentive, except to the extent that such modification would be inconsistent with other provisions of the Plan or the Code or would adversely affect the rights of a Participant under the Stock Incentive (except as otherwise permitted under the Plan).

     6.2      Terms and Conditions of Options.  At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Non-Qualified Stock
Option.  Each Option granted under the Plan must be clearly identified as to its status as an Incentive Stock
Option or a Non-Qualified Stock Option and the Stock Incentive Agreement shall reflect such status.  Options awarded under the Plan shall be subject to the following terms and conditions:

                    (a)      Option Price.  Subject to adjustment in accordance with Section 9.2 and the other provisions of this
              Section 6.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be determined by the Committee in its sole discretion and must be set forth in the applicable
              Stock Incentive Agreement.  In no event, however, may the Exercise Price be less than the Fair Market
              Value of the Stock subject to the Option on the date the Option is granted.  Notwithstanding the preceding, with respect to each grant of an Incentive Stock Option to a Participant who is an Over 10%
              Owner, the Exercise Price may not be less than 110% of the Fair Market Value of the Stock subject to the
              Option on the date the Option is granted. Except as provided in Section 9.2, without approval of the
              Company's stockholders, the Exercise Price of an Option may not be amended or modified after the grant of the Option, and an Option may not be surrendered in consideration of, or in exchange for, the grant of a new Option having an Exercise Price below that of the Option that was surrendered.

                    (b)      Option Term.  Subject to the following sentence, the exercise period for each Option granted under the
              Plan shall be determined by the Committee in its sole discretion and specified in the Stock Incentive
              Agreement.  Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive
              Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted.  The Committee may restrict the time of the exercise of any
              Options to specified periods as may be necessary to satisfy the requirements of Rule 16b-3 as promulgated under the Exchange Act.

                    (c)      Exercise of Option.  An Option shall be exercised by (i) delivery to the Company at its principal office of a written notice of exercise with respect to all or a specified number of shares of Stock subject to the Option and (ii) payment to the Company at that office of the full amount of the Exercise Price in accordance with the provisions of Subsection (d) below.  If requested by a Participant, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in
              Regulation T (in which case the certificates representing the underlying shares of Stock will be delivered by the Company directly to the stockbroker).

                    (d)      Payment.  Payment for all shares of Stock purchased pursuant to the exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

                             (i)      by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value on the date of delivery of not less than the product of the Exercise Price multiplied by the number of shares of Stock the Participant intends to purchase upon exercise of the Option;

                             (ii)     if and when the Stock is traded by brokers, in a cashless exercise through a broker, except if and to the extent prohibited by law as to officers and directors, including without limitation, the
                  Sarbanes-Oxley Act of 2002, as amended; or

                             (iii)    any combination of forms and methods.

                             Payment  must be made at the time  that the  Option  or any part  thereof  is  exercised,  and no shares may be issued or  delivered  upon  exercise  of an Option  until full  payment has been made by the
              Participant.

                   (e)      Special Conditions as to Incentive Stock Options.  Incentive Stock Options may only be granted to employees of the Company or any Subsidiary or Parent. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

                   (f)      No Rights as a Stockholder. The holder of an Option, as such, has none of the rights of a stockholder of the Company.

                   (g)      Conditions to the Exercise of an Option.  Subject to Section 6.1(e) hereof, each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee determines in its sole discretion and specifies in the
              Stock Incentive Agreement. Subsequent to the grant of an Option and at any time before complete termination of such Option, the Committee may modify the terms of such Option to the extent not prohibited by or inconsistent with the other terms of the Plan, including, without limitation, accelerating the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control, and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary. In no event, however, shall any such modification adversely effect the rights of a Participant under such Option (except as otherwise permitted by the Plan).

                   (h)      Termination of Incentive Stock Option.  With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three
              (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Non-Qualified Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (h)
              Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a)
              is applicable.

                   (i)      Special Provisions for Certain Substitute Options.  Notwithstanding anything to the contrary in this Section 6.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

                   (j)      Reload Options.  The Committee may specify in a Stock Incentive Agreement granting an Option
              (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to a Participant who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Section 6.2(c) and for the payment of withholding taxes pursuant to Section 9.1 hereof, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair
              Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the
              Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions, or other terms as the Committee shall specify at the time such exercised
              Option is granted; provided, that the shares surrendered in payment as provided above must have been held by the Participant for at least six months prior to such surrender.  Unless provided otherwise in the Stock Incentive Agreement, a Reload Option may not be exercised by a Participant (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the
              Participant retains beneficial ownership of the shares of Stock issued to such Participant upon exercise of the Option which resulted in the granting of the Reload Option for a period of one year from the date of such exercise.

     6.3      Terms and Conditions of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which may not be less than the Fair Market Value of the Stock on the date of grant. A Stock Appreciation Right granted in connection with another Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled. Each Stock Appreciation Right shall be subject to the following terms and conditions:

                   (a)      Settlement.  Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

                   (b)      Conditions to Exercise.  The Committee may impose such conditions and restrictions on the exercise of all Stock Appreciation Right as it may deem appropriate. Each Stock Appreciation Right granted under the
              Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts as the Committee specifies in the Stock Incentive Agreement; provided, however, that the time or times or event or events must meet the requirements of Code Section 409A and the rulings, regulations and other guidance issued thereunder as currently in effect or as may subsequently be amended from time to time, including the provisions for delayed distribution to certain key employees (as defined in Code Section 416(i)), if applicable; and, provided further, the Committee may restrict the time of the exercise to specified periods as may be necessary to satisfy the requirements of Rule 16b-3 as promulgated under the Exchange Act.

                   (c)      No Repricing.  Except as provided in Section 9.2, without the approval of the Company's stockholders the price of a Stock Appreciation Right may not be amended or modified after the grant of the Stock
              Appreciation Right, and a Stock Appreciation Right may not be surrendered in consideration of, or in exchange for, the grant of a new Stock Appreciation Right having a price below that of the Stock
              Appreciation Right that was surrendered.

     6.4      Terms and Conditions of Restricted Stock Awards.  The number of shares of Stock subject to a Restricted
Stock Award, the vesting and other restrictions or conditions on such shares, the restricted period and any dividend or voting rights during the restricted period will be as the Committee determines, and shall be set out in the Stock Incentive Agreement with respect to such award.  The certificate(s) for such shares will bear evidence of any restrictions or conditions.  The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.  During the restricted period, the Participant shall have no rights as a stockholder with respect to such shares, except such dividend and voting rights as may be provided under the
Stock Incentive Agreement.

     6.5      Terms and Conditions of Dividend Equivalent Rights.  A Dividend Equivalent Right entitles the
Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the
Committee in its discretion shall determine, including the date any such right shall terminate, and may reserve the right to terminate, amend or suspend any such right at any time.  Each Dividend Equivalent Right shall be subject to the following terms and conditions:

                  (a)      Payment.  Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the Stock Incentive
              Agreement or, in the absence of such provision, as the Committee may determine.

                  (b)      Conditions to Payment.  Each Dividend Equivalent Right granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the applicable Stock Incentive Agreement; provided, however, to the extent such Dividend
              Equivalent Right provides for the deferral of compensation subject to the provisions of Code Section
              409A, such time or times or event or events of payment shall meet the distribution requirements of Code
              Section 409A and the rulings, regulations and other guidance issued thereunder as currently in effect or as subsequent may be amended from time to time, including the provisions for delayed distribution to certain key employees (as defined in Code Section 416(i)), if applicable; and, provided further, the
              Committee may restrict the time of the payment to specified periods as may be necessary to satisfy the requirements of Rule 16b-3 as promulgated under the Exchange Act.

     6.6      Terms and Conditions of Performance Unit Awards.  A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, and the performance goals applicable to the determination of the ultimate payment value of the Performance Unit Award. The Committee may provide for an alternate base value for each unit under certain specified conditions.  Each Performance Unit Award shall be subject to the following terms and conditions:

                   (a)      Payment.  Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock
              Incentive Agreement or, in the absence of such provision, as the Committee may determine.

                   (b)      Conditions to Payment.  Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Stock Incentive Agreement; provided, however, to the extent such Performance
              Unit Award provides for the deferral of compensation subject to the provisions of Code Section 409A, such time or times or event or events of payment shall meet the distribution requirements of Code
              Section 409A and the rulings, regulations and other guidance issued thereunder as currently in effect or as subsequent may be amended from time to time, including the provisions for delayed distribution to certain key employees (as defined in Code Section 416(i)), if applicable; and, provided further, the
              Committee may restrict the time of the payment to specified periods as may be necessary to satisfy the requirements of Rule 16b-3 as promulgated under the Exchange Act.

     6.7      Terms and Conditions of Restricted Stock Units.  Restricted Stock Units shall entitle the Participant to receive, at a specified future date or event, payment of an amount equal to all or a portion of the Fair Market
Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the
Committee will determine the factors which will govern the portion of the Restricted Stock Units so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Restricted Stock Unit awards containing performance criteria may be designated as Performance Unit
Awards.  Restricted Stock Unit awards shall be subject to the following terms and conditions:

                   (a)      Payment.  Payment in respect of Restricted Stock Units may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock
              Incentive Agreement or, in the absence of such provision, as the Committee may determine.

                   (b)      Conditions to Payment.  Each Restricted Stock Unit granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Stock Incentive Agreement; provided, however, to the extent such Restricted
              Stock Unit provides for the deferral of compensation subject to the provisions of Code Section 409A, such time or times or event or events of payment shall meet the distribution requirements of Code
              Section 409A and the rulings, regulations and other guidance issued thereunder as currently in effect or as subsequent may be amended from time to time, including the provisions for delayed distribution to certain key employees (as defined in Code Section 416(i)), if applicable; and, provided further, the
              Committee may restrict the time of the payment to specified periods as may be necessary to satisfy the requirements of Rule 16b-3 as promulgated under the Exchange Act.

     6.8      Treatment of Awards Upon Termination of Employment.  Except as otherwise provided by Sections 6.2(h) and
6.9, any award under this Plan to a Participant who has experienced a Termination of Employment or termination of some other service relationship with the Company and its Affiliates may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement, or, as the Committee may otherwise determine to the extent not prohibited by or inconsistent with the provisions of the Plan. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service with the Company and/or an Affiliate from the date of grant through the date of the Participant's Termination of Employment or other service relationship or such other factors as the Committee determines are relevant to its decision to continue the award.

     6.9      Deferred Compensation.  Notwithstanding the Committee's discretion to determine the terms and conditions of each Stock Incentive under the Plan, with respect to each Stock Incentive granted under the Plan which provides for the deferral of compensation subject to the provisions of Code Section 409A, such terms and conditions, including, without limitation, the period or time of, or event or events triggering, exercise or payment of such Stock Incentive, shall comply with the provisions and requirements of Code Section 409A and the rulings, regulations and other guidance issued thereunder as currently in effect or as may subsequently be amended from time to time.  Any authority granted to the Committee under the Plan to amend, modify, cancel, accelerate, continue or change in any way the terms and conditions of or a Participant's rights under a Stock
Incentive subsequent to the date such Stock Incentive is granted under the Plan, shall be applicable to Stock
Incentives which provide for the deferral of compensation only if, and to the extent provided in and allowable under Code Section 409A and such rulings, regulations and guidance thereunder without resulting in adverse tax consequences to the Participant.

                                                    SECTION VII.
                                               RESTRICTIONS ON STOCK

     7.1      Escrow of Shares.  Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant's name, but, if the applicable Stock Incentive Agreement so provides, the shares of
Stock will be held by the Company or by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement providing for the transfer of shares of Stock to a Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock
Incentive Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. Alternatively, the Stock
Incentive Agreement may provide for the Participant simultaneously with the execution of the Stock Incentive
Agreement, to deliver to the Company or the Custodian holding the Stock a stock power as to such Stock, endorsed in blank. During the period that the Company or Custodian holds the shares subject to this Section, the
Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Company or
Custodian must, as provided in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     7.2      Restrictions on Transfer.  The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable
Stock Incentive Agreement. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable
Stock Incentive Agreement, and the shares so transferred will continue to be bound by the Plan and the applicable
Stock Incentive Agreement.

                                                    SECTION VIII.
                                             TERMINATION AND AMENDMENT

     8.1      Termination and Amendment.  The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors shall obtain stockholder approval for any amendment to the Plan that increases the number of shares of Stock available under the Plan, materially expands the classes of individuals eligible to receive Stock Incentives, materially expands the type of awards available for issuance under the Plan, or would otherwise require stockholder approval under the rules of any applicable exchange or under the Code.

     8.2      Effect on Participants' Rights.  No such termination or amendment without the consent of the holder of a
Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive. With respect to any Stock Incentive which provides for the deferral of compensation subject to the provisions of Code Section
409A, no termination or amendment of the Plan shall have the effect of accelerating the payment of any benefit or otherwise violating any provision of Section 409A and the rulings, regulations and other guidance thereunder as currently in effect or as may subsequently be amended from time to time.

                                                    SECTION IX.
                                                GENERAL PROVISIONS

     9.1      Withholding.  The Company must deduct from all cash payments under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Restricted Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements, as a condition of and prior to the delivery of any certificate or certificates for such shares or the vesting of such Restricted Stock Award. A Participant may pay the withholding obligation in cash, or, if and to the extent the applicable Stock Incentive Agreement so provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the date such withholding is required is sufficient to satisfy federal, state and local, if any, withholding obligations arising from exercise or payment of a Stock Incentive.

     9.2      Changes in Capitalization; Merger; Liquidation.

                   (a)      The aggregate number of shares of Stock reserved for the grant of awards of Stock Incentives, for issuance upon the exercise or payment, as applicable, of each outstanding Stock Incentive and upon vesting of a Stock Incentive; the Exercise Price of each outstanding Option; and the specified number of shares of Stock to which each outstanding Stock Incentive pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, recapitalization or any other increase or decrease in the number of outstanding shares of Stock effected without consideration to the Company.

                   (b)      In the event of a merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in capital structure of the Company, or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested and/or unvested portion of the award, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in its sole discretion. Any adjustment pursuant to this
              Section 9.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but, except as set forth in this Section, may not otherwise diminish the then value of the Stock Incentive. Notwithstanding the foregoing, the Committee shall not have any of the foregoing powers with respect to a Stock
              Incentive which provides for the deferral of compensation subject to Section 409A except in the event of a Change in Control, in which event such powers shall be exercised in accordance with the provisions of such Section 409A and the rulings, regulations and other guidance issued thereunder as now in effect or as subsequently may be amended so as not to result in adverse tax consequences to any Participant under the provisions thereof.

                   (c)      The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the
              Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     9.3      Compliance with Code.

                   (a)      All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

                   (b)      All Stock Incentives awarded under the Plan which provide for the deferral of compensation subject to the provisions of Code Section 409A are intended to comply, and to be operated and administered in all respects in compliance, with the provisions of that Section and the rulings, regulations and other guidance issued thereunder as currently in effect or as may subsequently be amended, and all provisions of the Stock Incentive Awards and of the Plan applicable thereto must be construed in a manner to effectuate that intent. In the event any provisions hereof or of a Stock Incentive Agreement is deemed to violate the requirements of Code Section 409A and such guidance issued thereunder, such provision shall be void and of no effect.  In the event subsequent regulations, Internal Revenue Service rulings or other pronouncements or guidance interpreting or implementing the provisions of Section 409A of the
              Code affect any provisions hereof and/or the Stock Incentive Agreements, the Plan and/or the Stock
              Incentive Agreements shall be amended, as necessary, to comply with such regulation, ruling or other pronouncement or guidance; and, until adoption of any such amendment, the provisions hereof shall be construed and interpreted, to the extent possible, to comply with the applicable provisions of such regulation, ruling or other pronouncement or guidance as amended.

     9.4      Right to Terminate Employment or Service.  Nothing in the Plan or in any Stock Incentive Agreement
confers upon any Participant the right to continue as an officer, employee, director, consultant or other service provider of the Company or any of its Affiliates or affects the right of the Company or any of its Affiliates to terminate the Participant's employment or services at any time.

     9.5      Non-Alienation of Benefits.  Other than as provided herein, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     9.6      Restrictions on Delivery and Sale of Shares; Legends.  Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock
Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such
Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock
Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     9.7      Listing and Legal Compliance.  The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

     9.8      Stockholder Approval.  The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If
such approval is not obtained, any Stock Incentive granted hereunder will be void.

     9.9      Choice of Law.  The laws of the State of Mississippi shall govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

     9.10     Plan Binding on Successors.  The Plan shall be binding upon the successors and assigns of the Company.

     9.11     Singular, Plural; Gender.  Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the  feminine gender.

     9.12     Headings, etc., No Part of Plan.  Headings of Articles and Sections hereof are inserted for convenience and reference; they do not  constitute part of the Plan.

     IN WITNESS  WHEREOF,  the Company has executed  this Plan as of the date first noted above,  but effective as of the Effective Date.

                                                     THE FIRST BANCSHARES, INC.

                                                     By:
                                                        ------------------------------------------------------
                                                     Title:
                                                           ---------------------------------------------------

                                           PROXY SOLICITED FOR ANNUAL MEETING
                                   OF SHAREHOLDERS OF THE FIRST BANCSHARES, INC.
                                            TO BE HELD ON MAY 24, 2007

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints David E. Johnson as Proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of common stock of The First Bancshares, Inc.
held of record by the undersigned on March 30, 2007, at the Annual Meeting of Shareholders to be held on May 24,
2007, or any adjournment(s) thereof.

         IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW AND AT THE DISCRETION OF
THE PERSON NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

         The Board of Directors recommend you vote FOR Proposals 1, 2, and 3.

         1.      PROPOSAL  1:  To elect the six (6) identified nominees as directors.

                                                  Class III
                                                  ---------
                                             David E. Bomboy, M.D.
                                               E. Ricky Gibson
                                               Fred A. McMurry
                                           M. Ray (Hoppy) Cole, Jr.
                                            Gerald Claiborne Patch
                                            Peeler G. Lacey, M.D.

         ( )      FOR all nominees                        ( )     WITHHOLD AUTHORITY
                  listed (except as marked to                     to vote for all nominees
                  the contrary)

         (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominees name(s)
         in the space provided below)

         _________________________________________________________________________________

         2.       PROPOSAL 2:  To approve  the appointment of  T.E. Lott & Company as the Independent Public Accountants
                  for the Company

                  ( )      FOR                           (    ) AGAINST                              ( ) ABSTAIN

         3.       PROPOSAL 3:  To approve The First Bancshares, Inc. 2007 Stock Incentive Plan

                  ( )      FOR                           (    ) AGAINST                              ( ) ABSTAIN

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If corporation or partnership, sign in full corporate or partnership name by authorized person.

Signature:
          ----------------------------------------------

Signature:
          ----------------------------------------------

Dated:                      , 2007
      ----------------------

                                   Votes must be indicated by an (x) in Black or Blue Ink.

                      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.